EXHIBIT 10.19

Execution Version

AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 to Investor Rights Agreement (this “Amendment”) is entered into as of April 4, 2006, by and among Radnor Holdings Corporation, a Delaware corporation (the “Company”), the shareholders of the Company listed on the signature pages hereof under the heading “Management Shareholders” (the “Management Shareholders”), and Special Value Expansion Fund, LLC and Special Value Opportunities Fund, LLC (the “Investors”).

RECITALS

WHEREAS, the Company, the Management Shareholders and the Investors are parties to that certain Investor Rights Agreement dated as of October 27, 2005 (the “Investor Rights Agreement”);

WHEREAS, the Investors constitute the Required Investors under and as defined in the Investor Rights Agreement; and

WHEREAS, the parties desire to amend the Investor Rights Agreement in accordance with the terms of this Amendment. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term (whether directly or by reference to another agreement or document) in the Investor Rights Agreement.

NOW, THEREFORE, the parties agree as follows:

I. AMENDMENTS

Section 1.1. Amendment to Section 1.1 of the Investor Rights Agreement. Section 1.1 of the Investor Rights Agreement is hereby amended by deleting and replacing, or adding thereto, as the case may be, the following definitions in proper alphabetical order:

““Kennedy Employment Agreement” shall mean that certain Employment Agreement, dated as of October 26, 2005, by and between the Company and Michael T. Kennedy, as amended on April 3, 2006.”

““Warrants” shall mean (i) the Warrants dated the date hereof in the name of the Investors, and (ii) the Warrants dated April 4, 2006 in the name of the Investors and, in each case, any replacement, adjustments or balance warrants hereafter issued by the Company with respect thereto.”

Section 1.2. Amendment to Exhibit A to the Investor Rights Agreement. Exhibit A to the Investor Rights Agreement is hereby amended and restated in full by deleting it in its entirety and replacing it with Exhibit A attached hereto.

II. MISCELLANEOUS.

2.1. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall he deemed an original, but all of which together shall constitute one instrument.

2.2. Operative Document. This Amendment shall constitute an Operative Document under and as defined in that certain Purchase Agreement of even date herewith, by and between the Company and the Investors, and shall be subject to the provisions regarding governing law, waiver of jury trial, jurisdiction and venue applicable to the Investor Rights Agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the day and year first above written.

THE COMPANY:

RADNOR HOLDINGS CORPORATION

By:	/s/ Michael T. Kennedy
Michael T. Kennedy President and Chief Executive Officer

THE MANAGEMENT SHAREHOLDERS:

By:	/s/ Michael T. Kennedy
Michael T. Kennedy

Address for Notices:

c/o Radnor Holdings Corporation Radnor Financial Center, Suite 300, 150 Radnor Chester Road Radnor, Pennsylvania 19087 Fax: (610) 995-2697

By:	/s/ R. Radcliffe Hastings
R. Radcliffe Hastings

Address for Notices:

c/o Radnor Holdings Corporation Radnor Financial Center, Suite 300, 150 Radnor Chester Road Radnor, Pennsylvania 19087 Fax: (610) 995-2697

[Amendment No. 1 to Investor Rights Agreement]

THE INVESTORS:

SPECIAL VALUE EXPANSION FUND, LLC

By:	/s/ José Feliciano
Name:	José Feliciano
Title:	Authorized Signatory

Address for Notices:

2951 28th Street
Suite 1000
Santa Monica, CA 90405
Attn: General Counsel

SPECIAL VALUE OPPORTUNITIES FUND, LLC

By:	/s/ José Feliciano
Name:	José Feliciano
Title:	Authorized Signatory

Address for Notices:

2951 28th Street
Suite 1000
Santa Monica, CA 90405
Attn: General Counsel

[Amendment No. 1 to Investor Rights Agreement]

EXHIBIT A

Investors

Name and Address	Number of Series A Preferred Shares	Initial Number of Voting Common Warrants	Initial Number of Nonvoting Common Warrants	Number of other Registrable Securities
Special Value Expansion Fund, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	371	31	306	0

Special Value Opportunities Fund, LLC 2951 28th Street, Suite 1000 Santa Monica, CA 90405	879	71	725	0

Total:	1250	102	1031	0